SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 2, 1995


                           MONONGAHELA POWER COMPANY
            (Exact name of registrant as specified in its charter)

    Ohio                            1-5164                13-5229392
(State or other               (Commission File       (IRS Employer
 jurisdiction of               Number)                Identification
 incorporation)                                       Number)


                             1310 Fairmont Avenue
                        Fairmont, West Virginia  26554
                   (Address of principal executive offices)


Registrant's telephone number,
  including area code:                               (304)  366-3000

Item 5.   Other Events.


          On February 2, 1995, Jay S. Pifer entered into a change of control employment contract with Allegheny Power System, Inc.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.


          (c)   Exhibits

                10.1   Employment Contract of Jay S. Pifer




                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MONONGAHLEA POWER COMPANY



Dated:  February 15, 1995              By:     NANCY H. GORMLEY
                                       Name:   Nancy H. Gormley
                                       Title:  Vice President

                                 Exhibit Index



Item No. 1      10.1  Employment Contract of Jay S. Pifer






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